Exhibit 32.1
Certification of the Co-Principal Executive Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Apollo Asset Management, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott Kleinman, Co-President of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 8, 2022

/s/ Scott Kleinman
Scott Kleinman
Co-President
(co-principal executive officer)

*	The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.